NUVEEN REAL ESTATE SECURITIES FUND

SUPPLEMENT DATED JUNE 17, 2011

TO THE SUMMARY PROSPECTUS DATED FEBRUARY 28, 2011,

AS SUPPLEMENTED MARCH 21, 2011

Effective July 29, 2011, the second bullet in the first paragraph of the section “Purchase and Sale of Fund Shares” is hereby replaced with the following bullet:

•

The fund will continue to offer its shares through each retirement plan whose participants had assets invested in the fund through such plan as of July 29, 2011. The fund will not offer its shares through other retirement plans, which includes plans that are affiliated with a retirement plan whose participants had assets invested in the fund as of July 29, 2011, but whose own participants did not have assets invested in the fund as of that date.

PLEASE KEEP THIS WITH YOUR

FUND’S SUMMARY PROSPECTUS FOR FUTURE REFERENCE

MGN-FRES-0611P